Investor Presentation November 2023 Together with you, we make a house a home.

Key Takeaways And Updates We are the nation’s premier single-family home leasing company, with an emphasis on the resident experience 2  Our best-in-class resident experience focuses on choice, flexibility, and convenience, with a high level of service that is unique among an industry comprised mostly of smaller operators  Supply and demand fundamentals for SFR housing expected to remain favorable, with the millennial population just beginning to reach our average new resident age (T12M) of 38.1 years old  In all 16 of our core markets, it is more affordable to lease a home than it is to buy, by a weighted average savings of over $1,100 per month or 32%, according to data from John Burns as of 3Q23  We believe our emphasis on location, scale and eyes in markets is an evergreen strategy that offers us many competitive advantages  Our October 2023 Same Store results:  Renewal lease rate growth of 7.0% (versus 6.6% in 3Q23), reflecting continued monthly acceleration since July 2023  New lease rate growth of 2.0% (versus 5.2% in 3Q23), indicating an expected return to more normal seasonality  Blended lease rate growth of 5.4% (versus 6.2% in 3Q23), our strongest-ever October result outside of 2021-2022  Average occupancy generally remaining steady with 3Q23 average of 96.9% Atlanta

A Business Model For All Seasons We believe our portfolio and proven strategy position us well to weather periods of economic uncertainty 3  The location and quality of our homes attract a higher-end SFR customer; new residents (T12M) have an average annual income of over $142,000 and an income-to-rent ratio of 5.2x as of 3Q23  Our investment-grade rated balance sheet provides us with nearly $1.8 billion of liquidity as of September 30, 2023, and we have no debt reaching final maturity prior to 2026, 99.4% of our debt is fixed rate or swapped to fixed rate, 83.5% of our homes are unencumbered, and over 75% of our debt is unsecured  In August 2023, Fitch Ratings revised its rating outlook for the Company to “Positive” from “Stable” and affirmed the Company’s ratings, including the “BBB” Long-Term Issuer Default Ratings  According to John Burns, national average single-family rent growth has never had a meaningful decline in nearly forty years of tracking the data Dallas ________________________________________________ (1) Source: John Burns Real Estate Consulting, Burns Single-Family Rent Index, published September 2023.

Our Commitment To ESG 4 SOCIAL  Top-ranked governance (1)  90% of directors independent  Quarterly ESG board updates  Robust risk management  Opted out of MUTA  Genuine Care commitment to our residents  Associates’ pay linked to resident service and ESG  Employee Resource Groups and training foster DE&I  $250 million investment in Pathway Homes  Coordinated philanthropy and volunteer efforts ENVIRONMENTAL Read our April 2023 Sustainability Progress Overview online at www.InvitationHomes.com/Sustainability ________________________________________________ (1) Achieved top score among all REITs in Green Street Advisors’ corporate governance rankings, dated July 13, 2023. GOVERNANCE  Resident education on energy efficiency  ENERGY STAR® certified appliances and durable, energy-efficient materials  Smart Home technology and HVAC filter delivery program  Water-saving landscape designs  Anchor investment in Fifth Wall Climate Tech Fund 4

South Florida 5 I. Strategic Approach To Growth

Differentiated Portfolio And Platform

We are strategically positioned around three pillars that enhance growth and the resident experience

Track Record of Sector-Leading Growth and High-Quality Resident Experience

Location

- We believe infill locations create insulation from new supply
- ~96% of portfolio in Western U.S., Sunbelt, and Florida
- In-fill neighborhoods
- High barriers to homeownership
- Outsized LT growth drivers

Scale

- Average of nearly 5,300 homes in each of our 16 core markets
- >98% of revenue from markets with ~2,000+ homes
- Density drives service efficiency and revenue management intel

Eyes in Markets

- 20 in-house investment professionals in markets
- ~1,000 operations personnel across 36 local home pods serving our 16 core markets
- Proactive "ProCare" service visits by in-house techs
- Local, in-house control of the resident experience

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Channel agnostic, location specific 7 Multi-Channel Approach To Acquisitions Our multi-channel approach puts eyes on more opportunities and maximizes selectivity Broker/MLS Leverage AcquisitionIQ and broker network to maximize deal flow Builder Partnerships Foster relationships to target new-build supply in targeted neighborhoods Sale Leaseback (1) Developing program targeting supply owned by individuals interested in transitioning to leasing lifestyle Investor Consolidation Active aggregation of 5+ unit investor portfolios iBuyers Positioned to be “buyer of choice” as the iBuyer market continues to grow Auction Participate in municipal and county auctions  We believe our multi-channel acquisition approach enables significant external growth in better locations without on-balance-sheet development risk ________________________________________________ (1) Channel under consideration.

Differentiated Approach To Build-To-Rent (BTR) We partner with the nation’s best homebuilders rather than competing directly against them 8  Our homebuilder-relationship approach to BTR offers what we believe are comparable investment yields of 6%+ with few of the risks of on-balance sheet BTR development  We recently announced that Alicia MacPhee, our SVP Operations East, will move into the newly created role of SVP BTR Asset Management, to oversee and capture additional value from our BTR growth and operations  As of September 30, 2023, our BTR pipeline was nearly 2,000 homes or over $750M with some of the nation’s largest and best homebuilders including Pulte, Lennar, and many others  We enter into each new contract on a project by project basis, with Invitation Homes remaining selective on pricing and location  Our homebuilder partners develop homes at the highest level of quality that an end-user would expect, along with our customary finishes that further harden and extend the life of the asset  Each home includes standard homebuilder warranties and guarantees, keeping our expected OpEx costs low for many years Orlando Orlando

Key benefits for Invitation Homes:  Drive meaningful AFFO/sh growth and margin expansion with value-add platform & minimal capital investment  High margin revenue stream in a high-barrier sector where efficient third-party managers are scarce  Add value to the core business by increasing scale in markets where we own homes  Create a pipeline of future acquisition opportunities with homes for which we have an information advantage  Provide a pathway to more easily scale into new markets that we find attractive Leveraging Our Best-In-Class Property Management Playbook Capital-light opportunity to meaningfully grow AFFO/share with owners of large SFR portfolios 9 Key benefits for portfolio owners:  Access to our unmatched scale and platform, including our people and systems  Engage our coast-to-coast expertise in managing diverse and geographically dispersed assets Key benefits for residents:  Receive our trademark services, including ProCare and 24/7 emergency maintenance  Realize substantial savings and convenience through our scale and value-added services

July 2023 Portfolio Acquisition Of Exceptionally Well-Located Homes High-growth portfolio that further enhances and leverages our scale and margin expansion opportunities 10  1,870 homes acquired from one seller in 3Q 2023 for approximately $645 million  Over 90% of the homes overlap with our existing Sunbelt footprint, including within our Florida and Texas markets along with Las Vegas, Phoenix, Atlanta and the Carolinas  This acquisition offers immediate benefits of scale at a value that we believe would have been impossible to replicate through one-off buying in today's environment  We expect our best-in-class platform to help us achieve enhanced returns, starting with a Year 1 yield in the mid-5s that we anticipate will grow quickly thereafter Dallas 138 Phoenix 217 Atlanta 177 Tampa 347 Las Vegas 264 Carolinas 98 Jacksonville 42 Orlando 117Houston 312Number of homes in core markets

Track Record Of Consistency And Sector-Leading Growth

Differentiated locations, scale, and local expertise have driven consistent organic growth outperformance


2017 SS-NOI Growth
Invitation Homes 7.4%
AMH 5.1%
National Multifamily 2.8%
Coastal Multifamily 2.9%
2018 SS-NOI Growth
Invitation Homes 4.4%
AMH 2.8%
National Multifamily 2.9%
Coastal Multifamily 2.3%
2019 SS-NOI Growth
Invitation Homes 5.6%
AMH 3.7%
National Multifamily 4.2%
Coastal Multifamily 3.3%
2020 SS-NOI Growth
Invitation Homes 3.7%
AMH 2.0%
National Multifamily -1.5%
Coastal Multifamily -6.1%
2021 SS-NOI Growth
Invitation Homes 9.4%
AMH 8.7%
National Multifamily 2.9%
Coastal Multifamily -5.1%
2022 SS-NOI Growth
Invitation Homes 9.1%
AMH 9.1%
National Multifamily 15.3%
Coastal Multifamily 13.5%

Cumulative SS-NOI Growth (2017-2022)


Invitation Homes 46.6%
AMH 35.5%
$99M incremental IH SS-NOI
National Multifamily 28.9%
$158M incremental IH SS-NOI
Coastal Multifamily 9.9%
$328M incremental IH SS-NOI

(1) National Multifamily represents simple average of CPT, MAA, and UDR. Coastal Multifamily represents simple average of AVB, EQR, and ESS. Data, including non-GAAP measures, is from public filings. There can be no assurance that our basis for computing this non-GAAP measure is comparable with that of other companies, including those mentioned above.

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Tampa Denver 12 II. Location & Scale

Location: High-Growth Markets We focus on high-growth markets and in-fill neighborhoods with proximity to jobs, transportation, and schools 13 ~96% of revenue from Western U.S., Sunbelt, and Florida 6.6% avg annual SS-NOI growth from 2017 to 2022 >34% more home price appreciation than U.S. avg since 2012 (1) Percent of 3Q23 revenue Seattle 6% Minne- apolis 1% Denver 3% Dallas 3% Phoenix 10% Atlanta 13% Tampa 10% Southern California 11% Las Vegas 4% South Florida 12% Northern California 6% Carolinas 6% Jacksonville 2% Orlando 8%Houston 2% Chicago 3% ________________________________________________ (1) Sources: John Burns Real Estate Consulting, S&P CoreLogic Case-Shiller® Home Price Indices, August 2023. Growth rates are for the entire market in which IH owns homes, weighted by IH home count, and represent market-level data for the entire market rather than IH home-specific data. 1.8x more job growth than U.S. avg since 2012 (1)

ATL 1 2,771 Homes ATL 2 2,757 Homes ATL 3 2,421 Homes ATL 4 2,606 Homes ATL 5 2,197 Homes Scale: Atlanta Case Study Our industry-leading scale enables us to operate efficiently with significant local presence in markets 14 Atlanta - 12,752 Homes (1) ________________________________________________ (1) In addition to the 12,752 wholly owned homes in Atlanta, there are 244 Atlanta homes owned by the 2020 Rockpoint JV, 15 Atlanta homes owned by the 2022 Rockpoint JV, and 181 Atlanta homes owned by the Pathway Homes JV that are managed by Invitation Homes; home counts as of 3Q23. • 1 Vice President of Operations • 2 Director of Operations • 1 Rehab/Turn/R&M Director • 5 Portfolio Directors • 12 Portfolio Mgmt. Personnel • 24 Leasing Personnel • 24 Customer Care Reps • 73 Maintenance Techs/RTM Personnel Atlanta

Tampa Phoenix 15 III. Eyes In Markets

Best-In-Class, Local Approach To Operations And Investing

Local, high-touch service with eyes in markets enhances control over asset quality and the resident experience


Central strategy, tools, and oversight
20 Field investment personnel
88,353 Homes (1)
~1,000 Field ops personnel covering 36 home pods
Collaboration



Differentiated Approach

- **Local** resident service, leasing, and investment/asset management, with centralized oversight and tools
- **Proactive** resident care and asset preservation
- **Collaboration** between operations, investment, and asset mgmt teams to identify opportunities and drive consistency
- **In-house accountability** for every step of the resident journey and life of the home
- **Home-by-home** asset management decision making
- **Scale** in markets to enhance efficiency and intel

Superior Results

- Average resident satisfaction score of 4.5 / 5.0 in TTM
- Better Business Bureau accredited with an A+ rating
- TTM Same Store turnover rate of 23.9% at 3Q23
- Same Store average occupancy of 96.9% at 3Q23
- Residential sector-leading SS-NOI growth in each of the last six calendar years (6.6% per year on average)

(1) Includes 84,697 wholly owned homes and 3,656 homes owned through joint ventures that are managed by Invitation Homes as of 3Q23.

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Proactive Resident Service And Asset Management

ProCare proactive maintenance program designed to optimize each touch point with our residents and homes

- ProCare is our differentiated approach to service that leverages proactive engagement with residents and homes to maximize resident satisfaction and the quality and efficiency of asset preservation
  - In-house personnel own every step of the resident journey and visit residents in their homes at least 2x per year
  - Proactive resident education and "eyes on assets" are critical to homes' condition and cost to maintain; the ProCare cycle is designed to maximize touchpoints that facilitate this, and resident feedback is collected throughout
  - Emergency repairs are addressed immediately, while minor repairs can be bundled into ProCare visits for efficiency
- Our mobile maintenance app, launched in 2021, allows residents to make camera-enabled maintenance requests on their own terms, and allows us to diagnose the problem before we arrive and reduce the number of return trips





Move-in
Move-out
Initial Showing / Leasing Interaction
ProCare Resident Orientation (RO)
ProCare 45-Day Maintenance Visit
Work Order General Property Condition Assessment Program
ProCare 6-Month Maintenance Visit
ProCare Pre-Move Out Visit (PMOV)
Move Out Inspection / Budget Creation

Educate Residents	✓	✓	✓	✓	✓	✓	
Make Repairs		✓	✓	✓	✓		✓
Check Home Condition	✓		✓	✓	✓	✓	✓

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Growing Our Value-Add Services We remain on track with our multi-year plan to grow value-add services to enhance the resident experience 18  Bundled Internet Introduction:  We are rolling out a bundled internet and digital media package to many of our residents across the country  Residents receive home wifi and digital media at a substantial discount to what they would pay on their own  Smart Home Update:  Smart Home package includes video doorbell along with smart lock and smart thermostat  Highly-desired offering that provides greater security, energy efficiency, and convenience for residents  HVAC Filter Program Update:  HVAC filters are shipped by a third party to all homes quarterly for a small fee to residents  Reduces resident burden, improves energy efficiency, and reduces long-term HVAC maintenance costs  We remain in the early innings of what the resident experience could look like  We continue to see potential for significant growth in value-add service income  New or proposed initiatives include pet programs, pest control, landscaping, insurance suite, and energy optimization

Denver 19 IV. Industry Fundamentals

3% 17% 80% 1000+ units 10 to 999 units 1 to 9 units Meeting An Underserved Need In The Housing Market We provide a unique experience, but today serve only 0.5% of the growing demand for single-family rentals 20 U.S. Single-Family Rental Ownership (4) ________________________________________________ (1) Source: John Burns Real Estate Consulting, Burns US Housing Analysis and Forecast, published October 23, 2023. (2) Source: U.S. Census Bureau, as of October 2023. (3) Average age of primary resident with an initial move-in date during the trailing 12-months ended September 30, 2023. (4) Source: John Burns Real Estate Consulting, Burns Single-Family Rental Analysis and Forecast, published September 23, 2023. Current U.S. Population by Age Cohort (2) (millions of people) 21.8 22.7 22.2 23.5 22.5 21.9 19.9 18 19 20 21 22 23 24 15-19 20-24 25-29 30-34 35-39 40-44 45-49 Avg. Resident Age: 38.1(3) Potential Future Demand Single Unit Rentals: 36% (16M units) 2-9 Unit Rentals: 29% (13M units) 10+ Unit Rentals: 35% (16M units) Owned: 66% (87M units) Rented: 34% (45M units) U.S. Housing Summary (1) 132 Million Households 45 Million Rental Households

Supply Continues To Be Constrained We believe a decade-long shortfall in single-family construction is likely to persist for the foreseeable future 21 Total Housing Permits (Single and Multifamily) as a % of Households in Invitation Homes’ Markets (1) 0.0% 1.0% 2.0% 3.0% 4.0% 1980 1984 1988 1992 1996 2000 2004 2008 2012 2016 2020 Single-Family Multifamily '80-'22 Avg  Higher labor costs, materials costs, impact fees, land scarcity, and regulatory hurdles have been barriers to new supply  Replacement cost for single-family housing has increased significantly due to inflationary impact on materials and labor ________________________________________________ (1) Source: U.S. Census Bureau and John Burns Real Estate Consulting; data as of December 2022.

Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which include, but are not limited to, statements related to the Company's expectations regarding the performance of the Company's business, its financial results, its liquidity and capital resources, and other non-historical statements. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “guidance,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including, among others, risks inherent to the single-family rental industry and the Company's business model, macroeconomic factors beyond the Company's control, competition in identifying and acquiring properties, competition in the leasing market for quality residents, increasing property taxes, homeowners’ association and insurance costs, poor resident selection and defaults and non-renewals by the Company's residents, the Company's dependence on third parties for key services, risks related to the evaluation of properties, performance of the Company's information technology systems, risks related to the Company's indebtedness, and risks related to the potential negative impact of unfavorable global and United States economic conditions (including inflation and rising interest rates), uncertainty in financial markets (including as a result of events affecting financial institutions), geopolitical tensions, natural disasters, climate change, and public health crises on the Company’s financial condition, results of operations, cash flows, business, associates, and residents. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes these factors include, but are not limited to, those described under Part I. Item 1A. “Risk Factors” of its Annual Report on Form 10-K for the year ended December 31, 2022 (the “Annual Report”), as such factors may be updated from time to time in the Company's periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release, in the Annual Report, and in the Company's other periodic filings. The forward-looking statements speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except to the extent otherwise required by law. 22IR@InvitationHomes.com www.INVH.com